UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 11/01/2007
MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-31719

DE	134204626
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 Oceangate, Suite 100
Long Beach, CA 90802
(Address of principal executive offices, including zip code)
562 435 3666
(Registrant’s telephone number, including area code)
One Golden Shore Drive
Long Beach, CA 90802
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
Signature(s)
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.01. Completion of Acquisition or Disposition of Assets
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on November 1, 2007, to include the required Item 9.01 financial statements of the business acquired and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
     (a) Financial statements of businesses acquired.
          The required financial statements for Mercy CarePlus are attached as Exhibits 99.1 and 99.2 hereto and are hereby incorporated by reference.
     (b) Pro forma financial information.
           The unaudited pro forma condensed financial statements give pro forma effect to our acquisition of Mercy CarePlus as of September 30, 2007 for balance sheet purposes and as of January 1, 2006, for statement of income purposes, and are filed as Exhibit 99.3 hereto and are hereby incorporated by reference.
     (c) Shell company transactions.
          Not applicable.
     (d) Exhibits

Exhibit No.	Description
23.1	Consent of Brown Smith Wallace, LLC

99.1	Audited financial statements of Alliance for Community Health LLC d/b/a Mercy CarePlus for the fiscal year ended December 31, 2006.

99.2	Unaudited condensed financial statements of Alliance for Community Health LLC d/b/a Mercy CarePlus for the nine month periods ended September 30, 2007 and 2006.

99.3	Unaudited pro forma financial information.

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008		MOLINA HEALTHCARE, INC.
	By:	/s/ Mark L. Andrews

Mark L. Andrews
Chief Legal Officer and General Counsel

Exhibit Index

Exhibit No.	Description
23.1	Consent of Brown Smith Wallace, LLC

99.1	Audited financial statements of Alliance for Community Health LLC d/b/a Mercy CarePlus for the fiscal year ended December 31, 2006.

99.2	Unaudited condensed financial statements of Alliance for Community Health LLC d/b/a Mercy CarePlus for the nine month periods ended September 30, 2007 and 2006.

99.3	Unaudited pro forma financial information.